SUPPLEMENT NUMBER ONE
                                     to the
                                    INDENTURE
                                 Series 2002-HI4
                         Dated as of September 26, 2002
                                     between

                       HOME LOAN TRUST 2002-HI4, as Issuer
                                       and
                    JPMORGAN CHASE BANK, as Indenture Trustee



        This SUPPLEMENT NUMBER ONE is effective as of the 26th day of September, 2002, by and between HOME LOAN TRUST 2002-HI4, as the issuer (the "Issuer") and JPMORGAN CHASE BANK, as the Indenture Trustee (the "Indenture Trustee"), in connection with the Indenture dated as of September 26, 2002 between the above mentioned parties (the "Indenture"), and the issuance of Home Loan-Backed Notes, Series 2002-HI4. This supplemental indenture is made pursuant to Sections 9.01 and 9.03 of the Indenture.

        1. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Indenture.

        2. Section 3.05(d)(xi) of the Indenture is hereby amended effective as of the date indicated above by deleting such clause in its entirety and replacing it with the following:

               (xi) eleventh, an remaining amounts and any amounts constituting prepayment charges will be distributed to the Certificate Paying Agent on behalf of the Certificateholder in respect of the Residual Component.

        3. Except as amended above, the Indenture shall continue to be in full force and effect in accordance with its terms.

                                       -1-

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        IN WITNESS WHEREOF,  the Issuer and the Indenture  Trustee,  have caused their duly authorized representatives to execute and deliver this instrument as of the date first above written.

HOME LOAN TRUST 2002-HI4, as Issuer
by: WILMINGTON TRUST COMPANY, not in its
individual capacity but solely in its capacity as Owner
Trustee



By:
   ------------------------------------------------
Title:




JPMORGAN CHASE BANK,
as Indenture Trustee


By:
   ------------------------------------------------
Title:
                        -2-

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